UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2015

 Applied Micro Circuits Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4555 Great America Parkway, 6th Floor
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 542-8600
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of Applied Micro Circuits Corporation (the “Company”) approved an amendment to the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) to increase the number of shares available for issuance thereunder by 3,300,000 shares and to implement certain other amendments regarding the re-use of shares under the 2011 Plan, and directed that the matter be submitted to the Company’s stockholders for their approval. On August 4, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the proposal to approve and adopt the foregoing amendments to the 2011 Plan. A copy of the 2011 Plan, as amended, is filed as Exhibit 10.77 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As noted above, on August4, 2015, the Company held its Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. Of the 81,509,918 outstanding shares of the Company’s common stock that could be voted at the Annual Meeting, 72,414,220 shares, or approximately 89%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:	Election of the following persons to the Company’s Board of Directors to hold office until the next annual meeting of stockholders:

	For	Against	Abstain	Broker Non-Votes
Cesar Cesaratto	45,513,095	1,173,012	41,248	25,686,865
Paramesh Gopi, Ph.D.	46,095,553	598,363	33,439	25,686,865
Paul R. Gray, Ph.D.	45,596,057	1,098,931	32,367	25,686,865
Fred Shlapak	45,593,833	1,099,762	33,760	25,686,865
Robert Sproull, Ph.D.	46,144,973	550,515	31,867	25,686,865
Duston Williams	46,192,522	503,016	31,817	25,686,865
Christopher Zepf	46,337,336	358,683	31,336	25,686,865

Proposal 2:	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016:

For	Against	Abstain	Broker Non-Votes
71,945,324	293,585	175,311	—

Proposal 3:	Approval of the amendment to the Applied Micro Circuits Corporation 2011 Equity Incentive Plan: Plan:

For	Against	Abstain	Broker Non-Votes
33,081,694	13,610,898	34,763	25,686,865

Proposal 4:	Advisory vote on executive compensation, as described in the Proxy Statement distributed in connection with the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
42,180,246	4,327,749	219,360	25,686,865
The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

Item 9.01. Financial Statements and Exhibits.
(d)        Exhibits:

10.77    Applied Micro Circuits Corporation 2011 Equity Incentive Plan, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: August 7, 2015	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

10.77    Applied Micro Circuits Corporation 2011 Equity Incentive Plan, as amended.